EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT

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As independent  public  accountants,  we hereby consent to the  incorporation by reference in this registration statement on Form S-8 of our report dated February 6, 1998, included in Itron, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



Deloitte & Touche LLP




Seattle, Washington
September 4, 1998